                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 18-Sep-00
                         CIT Equipment Collateral 2000-1


 A New York               Commission File                    I.R.S. Employer
Corporation               No. 0001114967                     No. 22-6846998

                          c/o AT&T Capital Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

ITEM 5. OTHER

                         CIT EQUIPMENT COLLATERAL 2000-1
                            MONTHLY SERVICING REPORT


                                                    DETERMINATION DATE: 09/18/00
                                                     COLLECTION PERIOD: 08/31/00
                                                          PAYMENT DATE: 09/20/00


I. AVAILABLE FUNDS


   A.  AVAILABLE PLEDGED REVENUES

     a.   Scheduled Payments Received                                                       $26,591,724.83
     b.   Liquidation Proceeds Allocated to Owner Trust                                         879,238.92
     c.   Required Payoff Amounts of Prepaid Contracts                                        2,294,800.58
     d.   Required Payoff Amounts of Purchased Contracts                                         97,079.44
     e.   Proceeds of Clean-up Call                                                                   0.00
     f.   Investment Earnings on Collection Account and Note Distribution Account                     0.00
     g.   Investment Earnings on Class A-2a Funding Account                                           0.00
                                                                                            --------------
             TOTAL AVAILABLE PLEDGED REVENUES =                                             $29,862,843.77

   B.  DETERMINATION OF AVAILABLE FUNDS

     a.   Total Available Pledged Revenues                                                  $29,862,843.77
     b.   Receipt from Class A-2 Swap Counterparty                                                    0.00
     c.   Receipt from Class A-3 Swap Counterparty                                                    0.00
     d.   Servicer Advances                                                                   3,789,979.53
     e.   Recoveries of prior Servicer Advances                                              (4,137,039.15)
     f.   Withdrawls from the Class A Principal Account, including Investment Earnings                0.00
     g.   Withdrawal from Cash Collateral Account                                             1,389,217.79
                                                                                            --------------
                    TOTAL AVAILABLE FUNDS =                                                 $30,905,001.94

  II. DISTRIBUTION AMOUNTS

      A.  COLLECTION ACCOUNT DISTRIBUTIONS

             1.    Servicing Fee                                                                                394,765.34

             2.    Class A-1 Note Interest Distribution                              943,721.94
                   Class A-1 Note Principal Distribution                          25,088,417.53
                                 Aggregate Class A-1 distribution                                            26,032,139.47

             3.    Class A-2a Note Interest Distribution                             794,807.33
                   Class A-2a Note Principal Distribution                                  0.00
                                 Aggregate Class A-2a distribution                                              794,807.33

             4.    Class A-2b Note Interest Distribution                                   0.00
                   Class A-2b Note Principal Distribution                                  0.00
                                 Aggregate Class A-2b distribution                                                    0.00

             5.    Class A-3 Note Interest Distribution                            1,057,269.68
                   Class A-3 Note Principal Distribution                                   0.00
                                 Aggregate Class A-3 distribution                                             1,057,269.68

             6.    Class A-4 Note Interest Distribution                              587,641.01
                   Class A-4 Note Principal Distribution                                   0.00
                                 Aggregate Class A-4 distribution                                               587,641.01

             7.    Deposit to the Class A Principal Account                                                           0.00

             8.    Class B Note Interest Distribution                                 59,530.61
                   Class B Note Principal Distribution                               400,347.09
                                  Aggregate Class B distribution                                                459,877.70

             9.    Class C Note Interest Distribution                                 80,321.59
                   Class C Note Principal Distribution                               533,796.12
                                  Aggregate Class C distribution                                                614,117.71

             10.   Class D Note Interest Distribution                                106,455.05
                   Class D Note Principal Distribution                               667,245.15
                                  Aggregate Class D distribution                                                773,700.20

             11.   Payment due to the Class A-2 Swap Counterparty                                                76,655.02

             12.   Payment due to the Class A-3 Swap Counterparty                                               114,028.49

             13.   Deposit to the Cash Collateral Account                                                             0.00

             14.   Amounts in accordance with the CCA Loan Agreement                                                  0.00

             15.   To the holder of the equity certificate                                                            0.00


                                             COLLECTION ACCOUNT DISTRIBUTIONS =                              30,905,001.94
                                                                                                            ==============

           B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

                  1.    Payment due on the Senior Loan                                           76,101.27

                  2.    Payment due on the Holdback                                             151,457.96

                  3.    Payment to the Depositor                                                      0.00
                                                                                               ------------
                              CASH COLLATERAL ACCOUNT DISTRIBUTIONS =                           227,559.23
                                                                                               ============


      III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

                     ------------------------------------------------------------------------------------------------
                             DISTRIBUTION           CLASS A-1             CLASS A-2a       CLASS A-3      CLASS A-4
                               AMOUNTS                NOTES                 NOTES            NOTES          NOTES
                     ------------------------------------------------------------------------------------------------

                1.            Interest Due            943,721.94          794,807.33     1,057,269.68      587,641.01
                2.          Interest Paid             943,721.94          794,807.33     1,057,269.68      587,641.01
                3.        Interest Shortfall
                           ((1) minus (2))                  0.00                0.00             0.00            0.00
                4.          Principal Paid         25,088,417.53                0.00             0.00            0.00
                5.    Total Distribution Amount
                            ((2) plus (4))         26,032,139.47          794,807.33     1,057,269.68      587,641.01


              -----------------------------------------------------------------------------------------------------------
                      DISTRIBUTION           CLASS B               CLASS C          CLASS D     TOTAL OFFERED  CLASS A-2b
                        AMOUNTS                NOTES                 NOTES            NOTES          NOTES        NOTES
              -----------------------------------------------------------------------------------------------------------

         1.            Interest Due             59,530.61           80,321.59       106,455.05    3,629,747.21     0.00
         2.          Interest Paid              59,530.61           80,321.59       106,455.05    3,629,747.21     0.00
         3.        Interest Shortfall
                    ((1) minus (2))                  0.00                0.00             0.00            0.00     0.00
         4.          Principal Paid            400,347.09          533,796.12       667,245.15   26,689,805.88     0.00
         5.    Total Distribution Amount
                     ((2) plus (4))            459,877.70          614,117.71       773,700.20   30,319,553.09     0.00

  IV.   INFORMATION REGARDING THE SECURITIES

      A    SUMMARY OF BALANCE INFORMATION

               -----------------------------------------------------------------------------------------------------------
                                    APPLICABLE     PRINCIPAL BALANCE       CLASS FACTOR   PRINCIPAL BALANCE  CLASS FACTOR
                    CLASS             COUPON             SEP-00               SEP-00           AUG-00           AUG-00
                                       RATE           PAYMENT DATE         PAYMENT DATE     PAYMENT DATE     PAYMENT DATE
               -----------------------------------------------------------------------------------------------------------
          a.   Class A-1 Notes        6.7230%          143,357,557.47        0.49676       168,445,975.00     0.58370
          b.   Class A-2a Notes       6.6100%          144,291,800.00        1.00000       144,291,800.00     1.00000
          c.   Class A-3 Notes        6.7500%          187,959,055.00        1.00000       187,959,055.00     1.00000
          d.   Class A-4 Notes        7.5800%           93,030,239.00        1.00000        93,030,239.00     1.00000
          e.    Class B Notes         7.5400%            9,074,021.03        0.79656         9,474,368.12     0.83171
          f.    Class C Notes         7.6300%           12,098,694.71        0.79656        12,632,490.83     0.83171
          g.    Class D Notes         8.0900%           15,123,368.39        0.79656        15,790,613.54     0.83171

          h.          TOTAL OFFERED NOTES              604,934,735.60                      631,624,541.48

          i.   Class A-2b Notes                        144,291,800.00

          j.           ONE-MONTH LIBOR RATE                  6.6200%


      B    OTHER INFORMATION

            ------------------------------------------------------------------------
                                          SCHEDULED            SCHEDULED
                                      PRINCIPAL BALANCE    PRINCIPAL BALANCE
                       CLASS               SEP-00                AUG-00
                                        PAYMENT DATE          PAYMENT DATE
            -----------------------------------------------------------------
                  Class A-1 Notes        155,254,318.00       179,361,288.00
            -----------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
                                                           TARGET                CLASS           TARGET          CLASS
                                      CLASS           PRINCIPAL AMOUNT           FLOOR      PRINCIPAL AMOUNT     FLOOR
                CLASS              PERCENTAGE              SEP-00                SEP-00          AUG-00          AUG-00
                                                        PAYMENT DATE          PAYMENT DATE    PAYMENT DATE    PAYMENT DATE
     ---------------------------------------------------------------------------------------------------------------------
               Class A               94.00%             568,638,651.46                       593,727,068.99
               Class B                1.50%               9,074,021.03           0.00          9,474,368.12      0.00
               Class C                2.00%              12,098,694.71           0.00         12,632,490.83      0.00
               Class D                2.50%              15,123,368.39           0.00         15,790,613.54      0.00

    V. PRINCIPAL

       A.  MONTHLY PRINCIPAL AMOUNT

              1.    Principal Balance of Notes and Equity Certificates                       631,624,541.48
                    (End of Prior Collection Period)
              2.    Contract Pool Principal Balance (End of Collection Period)               604,934,735.60
                                                                                           -----------------
                                 Total monthly principal amount                              26,689,805.89


   VI. CONTRACT POOL DATA

       A.  CONTRACT POOL CHARACTERISTICS


                                                      -------------------------------------------------------------------
                                                              ORIGINAL                  SEP-00                AUG-00
                                                               POOL                  PAYMENT DATE          PAYMENT DATE
                                                       ------------------------------------------------------------------
        1.    a.  Contract Pool Balance                  759,430,525.00            604,934,735.60          631,624,541.48
              b.  No. of Contracts                               79,033                    69,680                  71,782

        2.    Weighted Average Remaining Term                     39.70                      38.4                    38.7

        3.    Weighted Average Original Term                       53.3


 B.  DELINQUENCY INFORMATION


                                                     -----------------------------------------------------------------------
                                                         % OF        % OF AGGREGATE        NO. OF
                                                                    REQUIRED PAYOFF                      AGGREGATE REQUIRED
                                                       CONTRACTS         AMOUNT           ACCOUNTS         PAYOFF AMOUNTS
                                                     -----------------------------------------------------------------------
        1.    Current                                   91.99%          92.16%            64,097        567,166,694.57
              31-60 days                                 4.05%           4.02%             2,822         24,750,641.56
              61-90 days                                 1.79%           1.71%             1,250         10,520,248.66
              91-120 days                                0.91%           0.75%               632          4,641,436.32
              120+ days                                  1.26%           1.35%               879          8,335,334.90

                                  Total Delinquency     100.0%          100.0%            69,680        615,414,356.01

        2.    Delinquent Scheduled Payments:

              Beginning of Collection Period                                       10,826,680.03
              End of Collection Period                                             10,479,620.41
                                                                                      -----------------

                                   Change in Delinquent Scheduled Payments           (347,059.62)


 C.  DEFAULTED CONTRACT INFORMATION

        1.    Required Payoff Amount on Defaulted Contracts                         2,411,460.40
        2.    Liquidation Proceeds received                                           879,238.92
                                                                                -----------------
        3.    Current Liquidation Loss Amount                                       1,532,221.48

        4.    Cumulative Liquidation Losses to date                                 2,641,486.19

                                                      % of Initial Contracts               0.654%
                                          % of Initial Contract Pool Balance               0.348%

   VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


        A.  CASH COLLATERAL ACCOUNT

               1.    Opening Cash Collateral Account                                             41,281,177.82

               2.    Deposit from the Collection Account                                                  0.00

               3.    Withdrawls from the Cash Collateral Account                                 (1,389,217.79)

               4.    Available amount                                                            39,891,960.03

               5.    Required Cash Collateral Account Amount                                     41,768,678.88

               6.    Cash Collateral Account Surplus/ (Shortfall)                                (1,876,718.80)

                7    Release of Cash Collateral Surplus                                                   0.00

                8    Ending Cash Collateral Account                                              39,891,960.03


        B.  CASH COLLATERAL ACCOUNT LOANS

               1.    Available Funds
                     a.  Excess Spread from Collection Account                                            0.00
                     b.  Investment Earnings                                                        227,559.23

                     Total Available Funds                                                          227,559.23

               2.    Distribution of Available Funds
                     a.  Senior Loan Interest                                                        76,101.27
                     b.  Senior Loan Principal                                                            0.00
                     c.  Holdback Amount Interest                                                   151,457.96
                     d.  Holdback Amount Principal                                                        0.00
                     e.  Remainder to the Depositor                                                       0.00

               3.    Distribution of CCA Surplus:
                     a.  Senior Loan Principal                                                            0.00
                     b.  Holdback Amount Principal                                                        0.00
                             Total Distribution of Surplus                                                0.00

               4.    Summary of Balance and Rate Information
                     Applicable Rates for the Interest Period:
                     a.  Libor Rate for the Interest Period                      6.6200%
                     b.  Senior Loan Interest Rate                               9.6200%
                     c.  Holdback Amount Interest Rate                          11.8700%

                     ---------------------------------------------------------------------------------
                                                                    SEP-00                   AUG-00
                         ITEM                                    PAYMENT DATE             PAYMENT DATE
                     ---------------------------------------------------------------------------------
                     a.  Senior Loan                               9,492,881.56          9,492,881.56
                     b.  Holdback Amount                          32,275,797.31         32,275,797.31

     VIII. MISCELLANEOUS INFORMATION


           A.  SERVICER ADVANCE BALANCE

                  1.    Opening Servicer Advance Balance                                              10,826,680.03
                  2.    Current Period Servicer Advance                                                3,789,979.53
                  3.    Recoveries of prior Servicer Advances                                         -4,137,039.15
                                                                                                     ---------------
                  4.    Ending Servicer Advance Balance                                               10,479,620.41


           B.  CLASS A-2a FUNDING ACCOUNT

                  1.    Opening Class A-2a Funding Account                                           144,291,800.00

                  2.    Monthly Accrued Interest                                                         793,604.90

                  2.    Investment Earnings                                                                    0.00

                  3.    Withdrawal to the Collection Account                                                   0.00

                  4.    Distribution to Class A-2a on Stated Maturity Date                                     0.00
                                                                                                     ---------------

                  5.    Ending Class A-2a Funding Account                                            144,291,800.00


           C.  CLASS A PRINCIPAL ACCOUNT

                  1.    Opening Class A Principal Account                                                      0.00

                  2.    Investment Earnings                                                                    0.00

                  3.    Withdrawls to the Collection Account                                                   0.00

                  4.    Deposits                                                                               0.00
                                                                                                     ---------------

                  5.    Ending Class A Principal Account                                                       0.00


           D.  OTHER RELATED INFORMATION

                  1.    Discount Rate                                                                       8.1540%

                  2.    Life to Date Prepayment (CPR)                                                          7.9%

                  3.    Life to Date Substitutions:

                        a.  Prepayments                                        0.00

                        b.  Defaults                                           0.00



                             Servicer's Certificate

         The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing
        Agreement, dated as of April 1, 2000 (the "Pooling and Servicing
         Agreement"), among CIT Equipment Collateral 2000-1, NTC Funding
     Company LLC, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the
       Servicer and, pursuant to Section 9.02 of the Pooling and Servicing
        Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 09/20/00


         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement
        with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Pooling and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer